Exhibit 10.3
EXECUTION VERSION
AMENDMENT NO. 1 dated as of May 18, 2026 (this “Amendment”), by and among PACIFICORP, an Oregon corporation (the “Account Party”), the ISSUING BANKS party hereto and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under the Letter of Credit Agreement, dated as of April 3, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “LC Agreement”; the Agreement, as amended by this Amendment, the “Amended LC Agreement), by and among the Account Party, the several Issuing Banks from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the LC Agreement or the Amended LC Agreement, as applicable.
WHEREAS the Account Party has requested, and the undersigned Issuing Banks (which Issuing Banks constitute all of the Issuing Banks under the LC Agreement) have agreed, upon the terms and subject to the conditions set forth herein, that the LC Agreement be amended as provided herein.
NOW, THEREFORE, the Account Party, the undersigned Issuing Banks and the Administrative Agent hereby agree as follows:
SECTION 1.Rules of Interpretation. The rules of interpretation set forth in Sections 1.02 through 1.05 of the LC Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.Amendments. Effective on the Amendment No. 1 Effective Date, the LC Agreement will be amended as below. From and after the effectiveness of this Amendment, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended LC Agreement, shall, unless the context otherwise requires, refer to the Amended LC Agreement.
(a)The definition “Commitment Fee Rate” in Section 1.01 of the LC Agreement shall be amended and restated to read in its entirety:
“Commitment Fee Rate” means, at any time, the rate per annum set forth below next to the Applicable Rating Level in effect at such time:

Applicable Rating Level	Commitment Fee Rate
1	0.075%
2	0.100%
3	0.150%
4 and above	0.200%

A change in the Commitment Fee Rate resulting from a change in the Applicable Rating Level shall become effective upon the date that is three (3) Business Days following the date of public announcement of a change in the Moody’s Rating or the S&P Rating that results in a change in the Applicable Rating Level.
SECTION 3.Representations and Warranties. The Account Party represents and warrants that:
(a)The execution, delivery and performance by the Account Party of this Amendment, and the consummation of the transactions contemplated hereby, are within the Account Party’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Account Party.
(b)This Amendment is the legal, valid and binding obligation of the Account Party, enforceable against the Account Party in accordance with its terms, except as limited by bankruptcy and similar laws affecting the enforcement of creditors’ rights generally and by the application of general equitable principles.
(c)The representations and warranties of the Account Party contained in the LC Agreement are true and correct on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of the Amendment No. 1 Effective Date.
(d)As of the Amendment No. 1 Effective Date and immediately after giving effect to this Amendment and the transactions contemplated herein and hereby, no event that constitutes a Default has occurred and is continuing.
SECTION 4.Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:
(a)The Administrative Agent (or its counsel) shall have received from the Account Party and each Issuing Bank (which Issuing Banks constitute all of the Issuing Banks under the LC Agreement) a counterpart of this Amendment signed on behalf of such party.
The Administrative Agent shall notify the Account Party and the Issuing Banks of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 5.Facility Document. This Amendment shall constitute a “Facility Document” for all purposes of the Amended LC Agreement and the other Facility Documents.
SECTION 6.Reaffirmation by the Account Party. The Account Party hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Facility Documents to which it is a party (after giving effect hereto).
SECTION 7.Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
SECTION 8.Incorporation by Reference. The provisions of Sections 8.01, 8.02, 8.04, 8.08, 8.10, 8.11, 8.12 and 8.13 of the Amended LC Agreement are hereby incorporated by reference, mutatis mutandis.
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SECTION 9.Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PACIFICORP,
as the Account Party

By:	/s/ M. Ryan Weems
Name:	M. Ryan Weems
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and an Issuing Bank,

By:	/s/ Joseph McElhinny
Name:	Joseph McElhinny
Title:	Senior Vice President

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

SUMITOMO MITSUI BANKING CORPORATION,
as an Issuing Bank,

By:	/s/ Irlen Mak
Name:	Irlen Mak
Title:	Executive Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

MUFG BANK, LTD.,
as an Issuing Bank,

By:	/s/ Jeffrey Fesenmaier
Name:	Jeffrey Fesenmaier
Title:	Managing Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

MIZUHO BANK, LTD.,
as an Issuing Bank,

By:	/s/ Jeffrey Fesenmaier
Name:	Edward Sacks
Title:	Managing Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

BANK OF AMERICA, N.A.,
as an Issuing Bank,

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Issuing Bank,

By:	/s/ Whitney Shellenberg
Name:	Whitney Shellenberg
Title:	Executive Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

BARCLAYS BANK PLC,
as an Issuing Bank,

By:	/s/ Joseph Tauro
Name:	Joseph Tauro
Title:	Assistant Vice President

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank,

By:	/s/ Khawaja Tariq
Name:	Khawaja Tariq
Title:	Executive Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

CITIBANK, N.A.,
as an Issuing Bank,

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Managing Director / Vice President

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

U.S. BANK NATIONAL ASSOCIATION,
as an Issuing Bank,

By:	/s/ John Prigge
Name:	John Prigge
Title:	Senior Vice President

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

BANK OF MONTREAL,
as an Issuing Bank,

By:	/s/ Alex Wu
Name:	Alex Wu
Title:	Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

ROYAL BANK OF CANADA,
as an Issuing Bank,

By:	/s/ Matthew Smith
Name:	Matthew Smith
Title:	Authorized Signatory

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

THE BANK OF NOVA SCOTIA,
as an Issuing Bank,

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as an Issuing Bank,

By:	/s/ Amit Vasani
Name:	Amit Vasani
Title:	Managing Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

TRUIST BANK,
as an Issuing Bank,

By:	/s/ Catherine Strickland
Name:	Catherine Strickland
Title:	Vice President
[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as an Issuing Bank,

By:	/s/ Paul Yoon
Name:	Paul Yoon
Title:	Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]

THE BANK OF NEW YORK MELLON,
as an Issuing Bank,

By:	/s/ Molly H. Ross
Name:	Molly H. Ross
Title:	Director

[PACIFICORP – AMENDMENT NO. 1 SIGNATURE PAGE]